UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2009

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-22752	88-0218876
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of principal executive offices)

(702) 896-3890

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Between January 16, 2009 and January 19, 2009, Progressive Gaming International Corporation ("PGIC") and certain of its subsidiaries entered into various agreements with Private Equity Management Group Financial Corporation, PGIC's senior secured lender ("PEM"), and International Game Technology ("IGT") and certain of its affiliates, pursuant to which IGT acquired substantially all of PGIC's domestic and foreign assets, along with all of PEM's rights under PGIC's existing senior credit facility, for an aggregate cash purchase price of $16,237,000.

Specifically, IGT acquired:

  all right and title of PGIC and its subsidiaries in collateral pledged by PGIC to PEM, pursuant to a Secured Party Assignment and Bill of Sale, dated January 16, 2009, executed by PEM for the benefit of IGT and its designees, accepted and consented to by IGT, PGIC and various PGIC subsidiaries, which is attached hereto as Exhibit 2.1;
  all shares in the capital of Progressive Gaming International (Netherlands) B.V., pursuant to a Share Purchase Agreement, dated January 16, 2009, among PGIC, PEM and IGT-Europe B.V., which is attached hereto as Exhibit 2.2;
  all of the stock capital of PGIC Holdings Limited, pursuant to a Share Purchase Agreement, dated January 16, 2009, among PEM, PGIC and IGT-UK Gaming Limited, which is attached hereto as Exhibit 2.3;
  substantially all of the assets of Progressive Gaming International (Australasia) Pty Ltd ("PGI Australia"), pursuant to an Asset Purchase Deed, dated January 16, 2009, among PEM, PGI Australia and IGT (Australia) Pty Ltd, which is attached hereto as Exhibit 2.4;
  all of the share capital of PGI (Macao) Limited ("PGI Macao"), pursuant to a Sale of Shares in Share Capital, dated January 19, 2009, among PGIC; PGI Australia; PGI Macao; PEM; IGT Asia, LDA; and IGT, which is attached hereto as Exhibit 2.5; and
  all of PEM's rights under PGIC's existing senior credit facility, pursuant to an Assignment and Acceptance Agreement, dated January 16, 2009, between PEM and PGIC and consented to by PEM and PGIC, which is attached hereto as Exhibit 2.6.

The foregoing summary of these transactions is not complete, and is qualified in its entirety by the agreements listed above, which are attached as exhibits hereto and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

Effective January 16, 2009, Robert A. Parente's employment agreement with PGIC, which was filed as Exhibit 10.35 in the Form 10-Q that PGIC filed with the Securities and Exchange Commission on August 16, 2004, terminated in accordance with his resignation from the position of Executive Vice President-Americas of PGIC, as reported in Item 5.02 below.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The agreements and related transactions described in Item 1.01 of this Form 8-K are incorporated by reference into this Item 2.01.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 16, 2009, Robert A. Parente resigned from the position of Executive Vice President-Americas of PGIC to pursue other interests.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No. and Description

2.1 Secured Party Assignment and Bill of Sale, dated January 16, 2009, by Private Equity Management Group Financial Corporation for the benefit of IGT and its designees, as consented to by IGT, Progressive Gaming International Corporation and certain of its subsidiaries

2.2 Share Purchase Agreement, dated January 16, 2009, among IGT-Europe B.V., Progressive Gaming International Corporation and Private Equity Management Group Financial Corporation

2.3 Share Purchase Agreement, dated January 16, 2009, among Private Equity Management Group Financial Corporation, IGT-UK Gaming Limited and Progressive Gaming International Corporation

2.4 Asset Purchase Deed, dated January 16, 2009, among Progressive Gaming International (Australasia) Pty Ltd, IGT (Australia) Pty Ltd and Private Equity Management Group Financial Corporation

2.5 Sale of Shares in the Share Capital of PGI (Macao) Limited, dated January 19, 2009, among Progressive Gaming International (Australasia) Pty Ltd; Progressive Gaming International Corporation; IGT Asia, LDA; International Game Technology; PGI (Macao) Limited; and Private Equity Management Group Financial Corporation

2.6 Assignment and Acceptance Agreement, dated January 16, 2009, between Private Equity Management Group Financial Corporation and International Game Technology, as consented to by Private Equity Management Group Financial Corporation and Progressive Gaming International Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2009	Progressive Gaming International Corporation By: /s/ TERRANCE W. OLIVER Terrance W. Oliver President and Chief Executive Officer

Exhibit Index

Exhibit No. and Description

2.1 Secured Party Assignment and Bill of Sale, dated January 16, 2009, by Private Equity Management Group Financial Corporation for the benefit of IGT and its designees, as consented to by IGT, Progressive Gaming International Corporation and certain of its subsidiaries

2.2 Share Purchase Agreement, dated January 16, 2009, among IGT-Europe B.V., Progressive Gaming International Corporation and Private Equity Management Group Financial Corporation

2.3 Share Purchase Agreement, dated January 16, 2009, among Private Equity Management Group Financial Corporation, IGT-UK Gaming Limited and Progressive Gaming International Corporation

2.4 Asset Purchase Deed, dated January 16, 2009, among Progressive Gaming International (Australasia) Pty Ltd, IGT (Australia) Pty Ltd and Private Equity Management Group Financial Corporation

2.5 Sale of Shares in the Share Capital of PGI (Macao) Limited, dated January 19, 2009, among Progressive Gaming International (Australasia) Pty Ltd; Progressive Gaming International Corporation; IGT Asia, LDA; International Game Technology; PGI (Macao) Limited; and Private Equity Management Group Financial Corporation

2.6 Assignment and Acceptance Agreement, dated January 16, 2009, between Private Equity Management Group Financial Corporation and International Game Technology, as consented to by Private Equity Management Group Financial Corporation and Progressive Gaming International Corporation